ISRAMCO, INC.

               575 Madison Avenue, Suite 1006, New York, New York

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held September 30, 1996



DEAR STOCKHOLDER:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Isramco, Inc. will be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on September 30, 1996 at 10:00 A.M. for the following purposes:

Proposal 1.       To elect six (6) directors for the ensuing year.

Proposal 2.       To approve the  appointment of Richard A. Eisner & Company,
                  LLP as independent auditors of the Company for 1996.

     To consider any other matter which may properly come before the meeting.

     A Proxy Statement relating to this meeting is enclosed herewith. Shareholders of record at the close of business on August 19, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof. I hope you plan to attend the Annual Meeting. It is requested that you read carefully the attached Proxy Statement for information on matters to be considered and acted upon.


                             YOUR VOTE IS IMPORTANT

You are urged to date, sign and promptly return your Proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional Proxy solicitation. The giving of such Proxy does not affect your right to vote in person in the event you attend the meeting.

                                           /s/  HAIM TSUFF
                                           ------------------------------------
                                           Haim Tsuff
                                           Chairman of the Board
                                           Chief Executive Officer

August 23, 1996

                                  ISRAMCO, INC.

               575 Madison Avenue, Suite 1006, New York, New York

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                               September 30, 1996



                                 PROXY STATEMENT


General Information
- -------------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies in the enclosed form on behalf of the Board of Directors of Isramco, Inc. (the "Company") for use at the annual meeting of stockholders, to be held on September 30, 1996 at 10:00 A.M., local time, at The Harmonie Club, 4 East 60th Street, New York, New York 10022, and at any adjournments thereof (the "Annual Meeting").

Voting and Revocability of Proxies
- ----------------------------------

         Unless authority to vote is herein withheld or is withheld with respect to any specific nominee or proposal, all shares represented by properly signed Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for (i) the election of those persons nominated herein for election as directors and (ii) the approval of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors.

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business property comes before the Annual Meeting, the persons designated in the enclosed Proxy will vote on such business in accordance with their best judgment.

     Proxy Cards for use by the Company's stockholders accompany this Proxy Statement.

     Any stockholder who executes and returns a Proxy Card may revoke it at any time before it is exercised by delivering to the Secretary of the Company, at the offices of the Company at the address set forth above, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     This Proxy Statement is being first given or sent to the Company's Shareholders on or about August 23, 1996.

Solicitation of Proxies
- -----------------------

     The enclosed Proxy is being solicited by the Board of Directors of the Company for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Company. Solicitation may be made by directors, officers, employees and management of the Company, however, such persons will not receive any fees for such solicitation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram, or other means. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by such custodians. Such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof
- -------------------------------------

     As of the close of business on August 19, 1996, the record date for voting at the Annual Meeting, the Company had 26,691,198 (less treasury shares of 292,675) shares of common stock, par value $0.01 per share outstanding. Such shares were held by approximately 1,071 shareholders of record. The total number of votes entitled to be cast at the Annual Meeting is 26,691,198 (less treasury shares of 292,675).

Submission of Shareholder Proposals for 1996 Annual Meeting
- -----------------------------------------------------------

     Under the rules of the Securities and Exchange Commission, Shareholder proposals intended to be presented at the 1996 Annual Meeting of the Company must be received by the Company at its principal executive offices at 575 Madison Avenue, Suite 1006, New York, New York by November 8, 1996 for inclusion in the Proxy Statement and form of Proxy relating to that meeting.

Quorum and Voting Requirements
- ------------------------------

         The holders of a majority of the shares issued and outstanding and entitled to vote in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, the affirmative vote of a majority of shares present in person or by proxy and voting on a matter is necessary for approval.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
                              ---------------------

Board of Directors and Committees
- ---------------------------------

     The business of the Company is managed by its Board of Directors. The Board of Directors is presently comprised of five (5) directors, of which only four
(4) directors are standing for re-election. The number of members of the Board of Directors is fixed by a majority of the Board of Directors. The Board of Directors held seven (7) meetings during the period from December 31, 1994 through December 31, 1995 and each director attended at least 83% of the scheduled meetings.

     At the Annual Meeting, six (6) directors are to be elected, to hold office pursuant to the Company's By-laws, for a term of one year and until a successor shall be elected and qualified. Unless otherwise instructed, the shares represented by the Proxies, will be voted FOR the election of the nominees in the Proxy Statement and on the Proxy Card.

     Because of the size of the Board of Directors the Company does not require a standing audit, nominating or compensation committee of the Board of Directors.

     Each Director receives a fee of $750.00 for attendance at a meeting of the Board of Directors. Directors participate in the Company's Stock Incentive Plan and are eligible to receive stock options granted under this Plan.

Information Concerning Nominees
- -------------------------------

     Each of the six (6) nominees named on the following pages has been nominated for election as a director of the Company to serve until the 1997 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. Four (4) of the nominees are currently directors of the Company. If so authorized, the persons named in the accompanying Proxy Card intend to vote FOR the election of each nominee. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the Proxy Card. If one or more of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares presented by proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable to serve.

     There follows a brief description of each of the nominees principal occupation and business experience, age and directorships held in other corporations.

     The Board of Directors recommends a vote FOR each of the nominees identified on the following pages.

Daniel Avner has been a director of the Company since May 1996. Mr. Avner since 1992 has been the General Manager of E.D.R. GMBH Co., a company which engages in investment, development and management of residential property in Germany. From 1991 to 1992 Mr. Avner was a Financial Analyst with Proctor & Gamble Company in Germany. Mr. Avner holds a BA Degree in Accounting and Economics from the University of Tel Aviv and a Masters of Business Administration from Duke University. Age 34.

Zvika Livnat has not previously served as a director of the Company. Since 1981 Mr. Livnat has been the commercial manager of Taavura Cement Containers Ltd., a company located in Israel which is engaged in a number of businesses including inland transportation. Mr. Livnat holds a H.N.D.Degree in Business Studies and Transportation Studies from the Dorset Institute of Higher Education in the United Kingdom. Age 43.

Yeheskel Nathaniel has not previously served as a director of the Company. Since 1990 Mr. Nathaniel has been a managing director of Tanax BMBG, a company located in Berlin, Germany which is engaged in the business of commercial and residential real estate. Mr. Nathaniel holds a post graduate diploma in management studies (DMS) at Middelsex University, London and a masters in business administration from Henley University, England. Age 34.

Ido Rosen has been a director of the Company since May 1996. Mr. Rosen since 1995 has been the Director and Chief Financial Officer of the El-AD Group, a private company which invests, develops and manages real estate in the New York Metropolitan Area. From 1993 through 1995 Mr. Rosen was Controller of Y.L.R. Capital Markets (1992) Ltd. and from 1990 to 1993 was Senior Accountant with Kesselman & Kesselman, CPAs. Mr. Rosen holds a Bachelor of Accounting and Economics from Tel Aviv University. Age 30.

Natan Schwartz has been a director of the Company since November 3, 1995 and also serves a director of Isramco Oil and Gas Ltd. Mr. Schwartz in the past five
(5) years has served as manager and a board member of Prime 2000 Ltd. and Prime Financial Consultants (finance and financial consulting activities), Promote Construction Ltd. (construction), Promote Finance and Credit Ltd. (real estate) and Promote Underwriters Ltd. (real estate and investment activities). Mr. Schwartz is also a member of the board of directors of the following public companies: Navigator Real Estate Ltd. (real estate), Octova Holdings Ltd. (investments), and Navigator Investment Ltd. (investment company in the capital markets). Age 53.

Haim Tsuff has been a director of the Company since January 8, 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff is Chairman of the Board of Pass-port Ltd. and a director of Isramco Oil and Gas Ltd. During the past five years, Mr. Tsuff has served as General Manager of Firestone Chemical Industries Ltd., a private company which produces printed material. Mr. Tsuff is also the Managing Director or Chairman of the Board of Y. Habaron Ltd. (real estate), Firestone Chemical Factors Ltd. (printed material), Madad Ltd. (printed material), Benfica Holdings Ltd. (construction) and Benfica Ltd. (construction), all of which are private companies. Age 38.

                             SUMMARY OF COMPENSATION
                             -----------------------

     The following table sets forth the compensation paid for years 1993 - 1995 to the Chief Executive Officer and the five (5) other highly paid officers and/or key employees of the Company.



                           Summary Compensation Table

                                    Annual Compensation                                            Long-Term Compensation

Name and                            Year      Salary            Bonus            Other Annual      Securities      All Other
Principal                                                                        Compensation      Underlying      Compensation
Position                                                                                  (4)      Options
- -------------------------------------------------------------------------------------------------------------------------------

Joseph Elmaleh (1)                  1995         --                                $99,000
  Former Chairman of the Board      1994         --           $100,000              99,000
  Chief Executive                   1993         --               --                85,250

Danny Toledano (2)                  1995      30,000              --                                  --
 Former President                   1994         --             80,000                                --
  Chief Operating Officer           1993         --             57,000                              30,000
  Chief Financial Officer

Alex Helfman                        1995      126,211           55,000                                --
  Oil and Gas Supervisor            1994      114,100                               77,100            --
                                    1993      120,356                               78,000          30,000

Joshua Folkman                      1995       92,777           20,000                                --
  Exploration Manager               1994       92,468                               10,000            --
  Branch Office                     1993      103,082                                5,000          20,000

Raanan Wiessel                      1995       67,962           34,000                                --
  Treasurer                         1994       56,128                               39,000            --
  Controller                        1993       57,199                               48,000          25,000
  Branch Office

Conrad E. Maher (3)                 1995      112,005            --                  --               --
  Operations and                    1994      109,791            --                78,000            25,000
  Technical Manager                 1993       25,270            --                19,500            75,000
  Branch Office

Notes

(1)  From  January  1993 through May 1993 the Company  paid to Dr.  Joseph  Elmaleh a  consultant  fee of $5,500 per month for his services.  Effective  June 1, 1993 Dr.  Elmaleh's  consultant  fee was increased to $8,250 per month and on July 20, 1995 the
     Company  entered into a Consulting  Agreement  with Dr.  Elmaleh for an annual fee of $99,000.  On April 17, 1996 Dr. Elmaleh resigned  as  Chairman of the Board,  Chief  Executive  Officers  and a  director.  In April 1996 the  Company  pursuant to a
     Termination  Agreement paid to Dr. Elmaleh the sum of $393,750 and purchased shares of the Company held by Southern  Shipping and Energy Inc. - See Certain Transactions.

(2)  From January 1992 through 1995 the services of Mr. Toledano have been provided to the Company by J.O.E.L. for a fee of $6,000 per month. On October 15, 1995 Mr. Toledano was elected President,  Chief Financial Officer and Chief Operating Officer.  The
     Company on October 16, 1995 entered into an Employment Agreement with Mr. Toledano at the annual salary of $144,000.  On June
     23, 1996 Mr. Toledano resigned from all of his offices with the Company and the Company pursuant to a Termination  Agreement,
     Non-Compete Agreement and Consulting Agreement paid to Mr. Toledano the sum of $344,000. - See Certain Transactions.

(3)  Mr. Maher started  employment with the Company in September 1993. Mr. Maher had an Employment  Agreement with the Company for
     $6,000 per month and his company had a Consulting Agreement for $6,500. Pursuant to provisions of said Agreements the Company paid to Conrad E. Maher a housing  allowance  of $800.00 per month and a  transportation  allowance in addition to a one time moving allocation of $20,800.  As of January 1, 1996 these two Agreements were cancelled and Mr. Maher's company entered into a Consulting Agreement with the Company which provides for a consulting fee of $8,300 per month.

(4)  Does not include personal benefits which do not exceed 10% of the cash compensation of all officers as a group.



     The following table sets forth information concerning the exercise of stock options during 1995 by each of the named executive officer and key employee and the year end value of unexercised options.



                                            Aggregated Option Exercises
                                                      in 1995
                                            and Year End Option Values
                                            --------------------------


Name                                        Shares           Value              Number of        Value of
                                            Acquired         Realized ($)       Securities       Unexercised
                                            on Exercise      (4)                Underlying       In the Money
                                                                                Unexercised      Options at
                                                                                Options (#)      Year End ($)

- ----------------------------------------------------------------------------------------------------------------
Joseph Elmaleh (1)                           0                 0                 20,000           0

Danny Toledano (2)                           0                 0                 30,000           0

Alex Helfman                                 0                 0                 30,000           0

David Malkin (3)                             0                 0                 20,000           0

Joshua Folkman                               0                 0                 20,000           0

Raanan Wiessel                               0                 0                 25,000           0

Conrad Maher                                 0                 0                100,000           0






Notes

(1)  Ceased to be an Officer and Director of the Company in April 1996.

(2)  Director of the Company. Ceased to be President in June 1996.

(3)  Ceased to be Corporate Secretary in May 1996.

(4)  The value  reported is based on the closing price of the common stock of the Company as reported on NASDAQ on the date of the exercise less the exercise price.




                                                     - 6 -

     The following table sets forth information concerning individual grants of stock options made during the 1995 fiscal year to each named executive officer and key employee. The Corporation did not grant any stock appreciation rights during 1995 and has no outstanding SAR's.


================================================================================

                              Option Grants in 1995
                              ---------------------

                              Individual Grants (1)
                              ---------------------

Name                No. of           % of Total         Exercise     Expiration
                    Shares           Options            Price           Date
                    Underlying       Granted to         ($/SH)
                    Options          Employees
                    Granted (1)
- -------------------------------------------------------------------------------

                                      NONE


Notes

(1) All stock options were granted with an exercise price equal to the market price of the common stock on the date of grant.
================================================================================

     The Company during 1995 did not amend or adjust the exercise price of outstanding stock options previously awarded to any of the named executive officers or directors or employees. The only incentive plan which the Company has is its 1993 Stock Option Plan (the "Stock Option Plan").

Stock Option Plan
- -----------------

     The Company's Stock Option Plan was adopted with the intention of encouraging stock ownership by directors, officers, employees and consultants of the Company and its subsidiaries. The plan provides for stock options of up to 500,000 shares of common stock of the Company. Options may either be options intended to qualify as "incentive stock options" or "non-statutory stock options", as those terms are defined in the Internal Revenue Code.

     Employees (including officers) of the Company are eligible to receive incentive stock options, however, non-statutory stock options may be granted to officers, directors, employees and consultants of the Company and its subsidiaries. Options are granted for a period of up to ten years from the grant date for an exercise price of not less than 100% of the fair market value of the securities of the Company's common stock on the date of grant. During 1995 Mr. Danny Toledano and Mr. William W. Houck were appointed as members of the committee to administer the Stock Option Plan. Both Mr. Houck and Mr. Toledano have resigned as members of the committee and no replacement has been designated.

           SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND KEY EMPLOYEES

     On August 1, 1996 the Directors, executive Officers and certain key employees of the Company beneficially owned, the aggregate 205,000 shares of the Company's common stock (comprising less than 1% of the shares outstanding) including 205,000 shares under options which are currently exercisable. Unless otherwise indicated, the individuals named hold sole voting and investment power over the shares listed below.


Name                   Position                                  Number of
                                                                  Shares
                                                                   Owned
                                                               Beneficially
- --------------         -----------------------                 ------------

Haim Tsuff (1)         Chairman of the Board,                           0
                       Chief Executive Officer,
                       and Director

Youval Ran (2)         President                                        0

Daniel Avner (3)       Secretary and Director                           0

Danny Toledano         Director                                    30,000
                                                                      (4)

Alex Helfman           Oil and Gas Supervisor                      30,000
                       Branch Office                                  (5)

Conrad Maher           Operations and                             100,000
                       Technical Manager                              (6)

Joshua Folkman         Exploration Manager                         20,000
                                                                       (7)

Raanan Wiessel         Treasurer - Controller                      25,000
                                                                       (8)

Natan Schwartz         Director                                         0

Ido Rosen              Director                                         0


All Directors, Officers and Key Employees as a Group            _________
(ten persons)                                                     205,000


Notes

(1) Haim Tsuff is the Chairman of the Board of Pass-port Ltd. which owns and controls 28.4% of JOEL. See Security Ownership of Certain Beneficial Owners.

(2)  Elected President on August 1, 1996.

(3)  Elected Secretary on August 1, 1996.

(4) Includes 30,000 shares of common stock issuable upon exercise of Stock Options.

(5) Includes 30,000 shares of common stock issuable upon exercise of Stock Options.

(6) Includes 100,000 shares of common stock issuable upon exercise of Stock Options.

(7) Includes 20,000 shares of common stock issuable upon exercise of Stock Options.

(8) Includes 25,000 shares of common stock issuable upon exercise of Stock Options.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information with respect to ownership of the Company's securities as of August 1, 1996 by persons or entities who are known by the Company to own beneficially more than 5% of the outstanding shares of the common stock, as determined in accordance with Rule 13d-3 under the Act.

Name of                                   No. of
Beneficial Owner                       Common Shares             Percentage
- ----------------                       -------------             ----------

J.O.E.L. -                              14,674,225                46.73% +
Jerusalem Oil Exploration Ltd. *
4 Raoul Wallenberg St.
Shavit House
Tel Aviv 69174
Israel

Notes

* Based on the last Form 4 filing made by J.O.E.L. with the Company, J.O.E.L. holds 9,674,225 shares of the common stock. In addition, J.O.E.L.
     owns   2,500,000   Class  A  Warrants  and  2,500,000   Class  B  Warrants.
     Accordingly, J.O.E.L. may be deemed to be the beneficial owner of 14,674,225 shares of the common stock of Isramco, Inc. representing 46.73% of the common stock.

     K.U. Limited Partnership holds 44.68% of the equity of Pass-port Ltd. which holds approximately 43.45% of the outstanding shares of J.O.E.L. J.O.E.L. holds approximately 10.14% of the shares of Pass-port Ltd. The General Partner of K.U. Limited Partnership is K.U. Integrated Holdings Ltd. (the "General Partner"). Pursuant to the Partnership Agreement for K.U. Limited Partnership, the General Partner has agreed to cause to be elected to the Board of Directors of Pass-port Ltd. and any corporation directly or indirectly controlled by Pass-port Ltd. an equal number of candidates nominated by Michlol Kanot Holdings Ltd. ("Michlol") and United Kingsway Ltd. ("Kingsway") (the limited partners of the K.U. Limited Partnership). Kingsway and Michlol are each a 50% shareholder in the General Partner. Michlol is owned 66 2/3% by Carmen Assets Investments Ltd.("Carmen") and 33 1/3% by Credit Lines. Mr. Livnat and his family members own a controlling interest in Carmen. Kingsway is owned by Robert Jean Erckins. K.U. Limited Partnership is owned 49.9% by Kingsway, 49.9% by Michlol and .2% by the General Partner. Carmen also directly holds 2.47% of the equity of J.O.E.L.

     Haim Tsuff is the Chairman of the Board, Chief Executive Officer and a director of the Company and Chairman of the Board and a director of Pass-port Ltd., K.U. Integrated Holdings Ltd. and Kingsway. Youval Ran, the President of the Company is the Chairman of the Board and Chief Executive Officer of Israel Credit Lines Complimentary Financial Services Ltd. and Israel Credit Lines (Central)Ltd. ("Credit Lines") and a director of K.U. Integrated Holdings Ltd., Credit Lines and Michlol. Mr. Ran and Mr. Livnat, jointly by power of attorney act on behalf of four corporations which are board members of J.O.E.L. and on behalf of two corporations which are board members of Pass-port Ltd. Zvika Livnat is a director of Carmen and Michlol. Natan Schwartz is a director of Israel Credit Lines (Central)Ltd.

     Information  regarding  these  relationships  is more fully  available in a
     Schedule 13d filing and amendments thereto made on behalf of the above entities.

     As a result of the foregoing, K.U. Limited Partnership, K.U. Integrated Holdings Ltd., Credit Lines, United Kingsway Ltd., Michlol and Carmen may be deemed to control Pass-port Ltd. and J.O.E.L.


+ This percentage is based on 26,691,198 (less 292,675 shares held in treasury) shares of common stock outstanding August 1, 1996 plus the required issuance of an additional 5,000,000 shares of common stock in the event of the exercise of the Class A and Class B Warrants by J.O.E.L.

                              CERTAIN TRANSACTIONS

Office Facilities and Various Agreements

License of New York Offices

     The Company has a license from Petronav Inc. to use its New York office. During 1995, the Company paid or accrued $33,000 to Petronav Inc. under this Agreement. Petronav Inc. is a company 100% owned and controlled by Dr. Elmaleh (the former Chairman of the Board of Directors and Chief Executive Officer of the Company). Petronav Inc. has notified the Company that it intends to terminate this License Agreement. The Agreement provides the Company the right to use the office facilities of Petronav Inc. on a full-time basis and may be terminated by either party on thirty days' notice. Management believes that the cost for these office premises is comparable to other similar office space in New York City.

Service Agreement with J.O.E.L.

     During 1995 the Company paid to J.O.E.L. $15,000 per month for office rental, office services, secretarial services and computer services in Tel Aviv, Israel. The payment for 1995 was $180,000. The charge also includes the usage of offices and office services for Isramco- Negev 2 Limited Partnership. Management believes that the amount which it pays to J.O.E.L. for rent and office services is comparable to charges for rent and office services in comparable locations in Israel.

Consulting Agreement with J.O.E.L.

     During 1995 the Company paid J.O.E.L. a consulting fee of $6,000 per month for the services of Danny Toledano. During 1995 Mr. Toledano, as an employee of J.O.E.L., performed supervisory services for the Company's Branch Office in Israel and spent approximately 30% of his time on the Company's business. Mr. Toledano is a director of the Company. Management believes that the consulting fee paid to J.O.E.L. was fair and reasonable.

Agreements with Danny Toledano

     In October 1995 the Company entered into an Employment Agreement with Mr. Toledano which provided for a payment of annual salary of $144,000 per annum payable in installments of $12,000 per month. The term of the Agreement was for two (2) years. In June of 1996 the Company terminated its Employment Agreement with Mr. Toledano and paid to Mr. Toledano a lump sum of $72,000 for the balance of the employment term. Pursuant to the terms of a Termination Agreement between the Company and Mr. Toledano, Mr. Toledano resigned as President and Chief Operating Officer of the Company, and executed a Covenant Not to Compete Agreement with the Company. Pursuant to the terms of the Covenant Not to Compete, Mr. Toledano agreed that for a period of five (5) years he would not directly or indirectly compete with the Company in connection with the exploration for oil and gas in the State of Israel, the territorial waters off Israel or the territories currently under control of the State of Israel. In consideration for the covenant not to compete, the Company paid to Mr. Toledano the sum of $200,000. The Company also entered into a Consulting Agreement with Natural Resources Exploration Services B.V., a Netherlands corporation controlled by Mr. Toledano. Pursuant to the Consulting Agreement between the Company and Natural Resources Exploration Services B.V., the Company paid a lump sum payment of $72,000 to Natural Resources Exploration Services B.V. to provide the services of Mr. Toledano to the Company through June 23, 1997.

Consulting Agreement with Dr. Joseph Elmaleh

     During 1995 the Company paid to Dr. Joseph Elmaleh a consulting fee of $8,250 per month. Dr. Elmaleh during 1995 spent approximately 30% to 40% of his time on the Company's business. During the year ending December 31, 1995 payments of $99,000 were paid pursuant to this understanding. The Company believes that the consulting fee paid to Dr. Elmaleh was fair and reasonable.

Consulting Agreement with Dr. Joseph Elmaleh and Termination

     In July of 1995 the Company formalized its existing oral consulting agreement with Dr. Joseph Elmaleh and entered into a written Consulting Agreement for the payment to Dr. Elmaleh of an annual fee of $99,000 payable in equal monthly installments of $8,250. The term of the Consulting Agreement commenced August 1, 1995 and was to expire July 31, 1997. On April 17, 1996 pursuant to a Termination Agreement entered into between the Company and Dr. Joseph Elmaleh, Dr. Elmaleh resigned as the Chairman of the Board, Chief Executive Officer and a director of Isramco and its subsidiaries. The Company terminated the 1995 Consulting Agreement with Dr. Elmaleh and (i) paid to him the sum of $123,750 representing the balance of unpaid consulting fees; (ii) Dr. Elmaleh agreed not to directly or indirectly compete with the Company in connection with the exploration for oil and gas in the State of Israel, the territorial waters off Israel or the territories currently under control of the State of Israel for a term of three (3) years in consideration for the lump sum payment of $270,000. The Company also purchased from Southern Shipping and Energy Inc., a company controlled by Dr. Elmaleh, 292,675 shares of the common stock of the Company held by Southern Shipping and Energy Inc. for a purchase price of $208,238.21.

Consulting Agreement with Haim Tsuff

     In May of 1996 the Company entered into a Consulting Agreement with a company owned and controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of the Corporation. Pursuant to this Consulting Agreement which has a term commencing June 1, 1996 through May 31, 1998, the Company agreed to pay consultant the sum of $144,000 per annum payable in installments of $12,000 per month, in addition to reimbursing all reasonable business expenses incurred during the consulting term in connection with the performance of consulting services on behalf of the Company.

Consulting Agreement with Youval Ran

     In August of 1996 the Company entered into a Consulting Agreement with Youval Ran, the President of the Corporation. Pursuant to this Consulting Agreement which has a term commencing August 1, 1996 through July 31, 1999, the Company agreed to pay Mr. Ran the sum of $144,000 per annum payable in installments of $12,000 per month, in addition to reimbursing all reasonable business expenses incurred during the consulting term in connection with the performance of consulting services on behalf of the Company.

                                 PROPOSAL NO. 2

Appointment of Independent Auditors
- -----------------------------------

     Subject to the approval of the shareholders, the Board of Directors has selected Richard A. Eisner & Company, LLP as independent auditors to audit the accounts of the Company for the 1996 calendar year.

     The Company's financial statements for the year ended December 31, 1995 were audited by Richard A. Eisner & Company, LLP.

     Richard A. Eisner & Company, LLP has no interest or relationship with the Company except in the capacity of independent public accountants, nor has that firm had any other interest or relationship with the Company in the past.

     A representative of the firm is expected to be present at the 1995 Annual Meeting. Such representative will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate stockholder questions.

Recommendation of Board of Directors
- ------------------------------------

     THE BOARD OF DIRECTORS OF THE COMPANY  RECOMMENDS A VOTE FOR THE  FOLLOWING
PROPOSAL:

          RESOLVED, that the appointment by the Board of Directors of the firm Richard A. Eisner & Company, LLP as Independent Auditors for the Company for the year 1996 is hereby approved.

                                  OTHER MATTERS
                                  -------------

     Management does not know of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

     IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                           By Order of the Board of Directors,

                                           /s/  HAIM TSUFF
                                           ------------------------------------
                                           Haim Tsuff
                                           Chairman of the Board
August 23, 1996


       A copy of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, is available without charge to shareholders upon written request to:

Secretary, Isramco, Inc., 575 Madison Avenue, Suite 1006, N.Y., N.Y.

                                  ISRAMCO, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                               September 30, 1996

                This Proxy is solicited on behalf of the Board of
              Directors of ISRAMCO, INC. and the Board of Directors
                recommends a vote FOR Proposal 1 and Proposal 2.

     The undersigned having received the Notice and Proxy Statement for the Annual Meeting of Shareholders hereby revokes all prior proxies, and appoints Haim Tsuff and Daniel Avner and each of them, proxies, with power of substitution, to vote in the manner indicated below, and with discretionary authority as to any other matter that may properly come before the meeting, all my (our) shares of record of Isramco, Inc. at the Annual Meeting of Shareholders to be held September 30, 1996, and at any postponements and adjournments thereof. Unless you indicate otherwise, this Proxy will be voted in accordance with the Board of Directors' recommendations. The Directors recommend a vote FOR Items 1 and 2.

     (1) The election of Daniel Avner, Zvika Livnat, Yeheskel Nathaniel, Ido Rosen, Natan Schwartz, and Haim Tsuff as directors of the Company to hold office until their successors are elected.

                        FOR    [  ]     WITHHOLD VOTE  [  ]


If you desire to withhold authority to vote for the election of any one or more of the nominees listed above, please print the name of such nominee or nominees:
                                          .
- ------------------------------------------

     (2) Approve appointment of Richard A. Eisner & Company, LLP as independent auditors of the Company for 1996.

               FOR    [  ]     AGAINST [  ]      ABSTAIN [  ]

                                                                     (SEE OVER)

     If no instructions are given, the proxies will vote FOR Items (1) and (2).

                                         Dated:                         , 1996
                                               ------------------------

                                        ---------------------------------------
                                        (Signature(s) of Shareholder(s))


                                        Note:  Please sign  exactly as your name
                                        appears on your stock  certificates.  If
                                        this stock is jointly  held,  each owner
                                        should sign. Executors,  administrators,
                                        trustees, guardians and attorneys should
                                        so  indicate  when  signing.   Attorneys
                                        should submit powers of attorney.

                                        PLEASE  MARK,  SIGN,  DATE AND MAIL THIS
                                        PROXY PROMPTLY IN THE ENCLOSED  ENVELOPE
                                        SO THAT IT MAY BE  COUNTED AT THE ANNUAL
                                        MEETING ON SEPTEMBER 30, 1996.